1 The Phosphate Outlook by Michael R. Rahm Vice President Market & Economic Analysis The Mosaic Company 2006 Fertilizer and Technology Outlook Conference Tampa, Florida November 3, 2005 Exhibit 99.1

Forward- Looking Statements
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of The Mosaic
Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether expressed or implied) by such statements. Factors affecting forward-looking statements may include, among others, the ability to successfully integrate the former operations of IMC and the Cargill fertilizer businesses; the ability to fully realize the expected cost savings from the business combination between IMC and the Cargill fertilizer businesses within expected time frames the ability to develop and execute comprehensive plans for asset optimization and/or rationalization; the financial resources of, and products available to, Mosaic’s competitors; the retention of existing, and continued attraction of additional, customers and key employees; changes in the outlook of the nitrogen, phosphate or potash markets; changes in the costs of raw materials or energy; the effect of any conditions or restrictions imposed on or proposed with respect to Mosaic by regulators; the effect of legislative or regulatory changes in jurisdictions where Mosaic operates; the ability of Mosaic to obtain the regulatory permits necessary for the continued operation of its businesses in a manner consistent with current practices or anticipated expansions; contingencies related to environmental liability under U.S. federal and state and foreign environmental laws and regulations; adverse weather conditions affecting central Florida or the Gulf
Coast of the United States, including the impact of potential hurricanes or excess rainfall; the rating of The
Mosaic Company’s and Mosaic Global Holding Inc.’s securities and the changes that may occur in the U.S.
securities markets; and the factors described in our filings with the SEC, including our Quarterly Report on
Form 10-Q for the fiscal quarter ended August 31, 2005.
This presentation may not be distributed, reproduced, or used without the express written consent of The
Mosaic Company.
Safe Harbor Statement

1. Offshore Demand
Fundamentals remain positive in India and Pakistan
China becomes self-sufficient
Only a modest recovery is expected in South America
2. Domestic Demand
Old wives tales and misconceptions
How inelastic is nutrient demand?
How will high energy prices impact demand?
3. Supply
Hurricanes and plant closures reduce U.S. supply
DAP and MAP are not the whole story
Outline of Presentation

4 Offshore Demand

World Processed Phosphate Import Demand
Processed Phosphate Import Demand
0
3
6
9
12
15
18
21
24
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05E 06F
MMT
Asia Europe L Amer Oceania Other
Source: Fertecon and Mosaic
World processed phosphate
import demand is projected to
stay flat at 21.4 mmt in 2005.
Gains in Asia have offset
declines in Latin America this
year.
World import demand is
forecast to decline next year
due to further drops in China,
a pull-back in India and just a
modest recovery in Brazil.
Processed phosphate
includes DAP, MAP and TSP

Processed Phosphate Export Supply
0
3
6
9
12
15
18
21
24
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05E 06F
MMT
USA Africa & Mideast FSU Other
Source: Fertecon and Mosaic
World Processed Phosphate Export Supply
The U.S. phosphate industry
exported 12 million tonnes of
processed phosphate per year
during the last half of the
1990s.  U.S. exports have
dropped to the 9.2 to 9.4 million
tonne range since 2000.
U.S. processed phosphate
exports are projected to
increase about 3% to 9.4 million
tonnes in 2005.
U.S. exports required to meet
demand are forecast to decline
approximately one million
tonnes in 2006.
Processed phosphate
includes DAP, MAP and TSP

World Less China Import Demand by Region
World Less China Processed Phosphate Import Demand by Region
0
3
6
9
12
15
18
21
24
95 96 97 98 99 00 01 02 03 04 05E 06F
MMT
Asia less China L Amer Europe Oceania Other
Source: Fertecon, IFA and Mosaic
Import demand outside of
China increased more than
three million tonnes from 16.2
million in 2002 to 19.3 million
in 2004.
We estimate that import
demand will grow to a record
19.7 million tonnes in 2005.
Increases in India and
Pakistan have more than
offset the decline in Brazilian
imports this year.
Excluding China, import
demand in the rest of the
world is forecast to to decline
only slightly in 2006.
Processed phosphate
includes DAP, MAP and TSP

China Net Processed Phosphate Imports
-1.0
0.0
1.0
2.0
3.0
4.0
5.0
6.0
95 96 97 98 99 00 01 02 03 04 05E 06F
Source:  IFA and Mosaic
MMT
China has become self-sufficient in phosphate
China is expected to
transition from a small net
importer of processed
phosphates in 2005 to a small
net exporter in 2006.
DAP imports are projected to
equal DAP exports in 2006
and exports of MAP and TSP
are forecast to remain at
current levels.
Processed phosphate
includes DAP, MAP and TSP

China’s Phosphate Strategy
At China Chemical Industry Prosperity Period Analysis Forum, official of National
Development and Reform Commission said, in the course of Chinese eleventh five-year  plan,  China chemical industry need to adjust industry design, material and drive  structure; to  construct  a  few  megaton  urea  production  bases  in  energy sources,  grain  and  cotton  producing areas, phosphate compound fertilizer producing bases in Yunnan and  Guizhou, potassium fertilizer producing bases in
Qinghai and Xinjiang. The main goals  are to supply nitrogenous fertilizer and phosphate fertilizer by ourselves, to raise the  rate of potassium fertilizer self-
support and to greatly lower the costs of fertilizer producing.
China Fertilizer
BOABC
October 27, 2005
Anhui phosphate compound fertilizer plants have suspended operation recently on account of raw material shortage. Thirteen phosphate plants have recently appealed to the central government for a macro-control of phosphorite resources to break  regional restriction. Anhui needs 2.6 million MT phosphorite a year,
85% of which relieson inshipment.
China Fertilizer
BOABC
October 27, 2005

It is not the oldest or biggest or
most revered players in the crop
nutrition industry who will survive.
Only those who correctly analyze,
boldly embrace and quickly adapt
to change will survive and prosper.
A lesson from Darwin
It is not the strongest of the
species that survive, nor the most
intelligent; it is the one that is most
adaptable to change
Charles Darwin
Theory of Evolution
1859

India and Pakistan Processed Phosphate Imports
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
95 96 97 98 99 00 01 02 03 04 05E 06F
Source:  IFA and Mosaic
MMT
India Pakistan
A pull-back in India from high levels this year
India and Pakistan are
projected to import more than
3.5 million tonnes of
processed phosphate in 2005.
Continued strong GDP growth
and above normal monsoons
are propelling phosphate
demand and Indian DAP
fabrication is off from a year
ago and far below plan.
Import demand next year is
forecast to decline from the
high levels of 2005 due to an
expected recovery in Indian
DAP fabrication.
Processed phosphate
includes DAP, MAP and TSP

Developments in India
Indian DAP fabrication during the first six
months of the fertilizer year (Apr-Sep) was off
21% or nearly 550,000 tonnes from a year
earlier and was far below plan.
India DAP Fabrication
0
100
200
300
400
500
600
Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar
1000 MT
04/05 05/06
Source: FAI
Indian DAP Sales
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
1998/99 1999/00 2000/01 2001/02 2002/03 2003/04 2004/05 2005/06 2006/07
Fertilizer Year Ending March 31
1000 MT
Indian DAP demand is growing steadily as a
result strong GDP growth and above-average
monsoons during the last few years.  DAP
use is projected to top 6.5 million tonnes in
2005/06, up 1.1 million tonnes from 5.4
million tonnes in 2002/03.
Use next fertilizer year is forecast to increase
another 3% or so to 6.7 million tonnes.

No snap-back is expected in Brazil
Brazilian Processed Phosphate Imports
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
95 96 97 98 99 00 01 02 03 04 05E 06F
Source:  ANDA and Mosaic
MMT
TSP
DAP
MAP
Processed phosphate imports
are projected to plunge 40% or
1.4 million tonnes in 2005.
The appreciation of the real,
lower soybean prices, higher
input costs, lack of credit and
a severe drought in southern
Brazil have eroded farm
economics.
No snap-back is expected in
2006 unless the real
depreciates and/or soybean
prices rebound.
Processed phosphate imports
are forecast to increase about
2% in 2006.  MAP imports are
projected to increase 200,000
tonnes but TSP imports are
expected to decline 175,000
tonnes as a result of new
capacity at Fosfertil’s Uberaba
complex.
Processed phosphate
includes DAP, MAP and TSP

Brazil Fertilizer Shipments
0
500
1000
1500
2000
2500
3000
3500
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
1000 MT
2004 2005
Source: ANDA
Signs of the beginning of inventory draws in Brazil
Brazil MAP Imports
0
50
100
150
200
250
300
350
400
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
1000 MT
2004 2005
Brazilian shipments of all fertilizer products
were off 28% during the first half of 2005.
Shipments in the key months of August and
September were off only 5% from a year
earlier.
Brazilian MAP imports during the first nine
months of 2005 were off were off 46% or
865,000 tonnes.  Imports in August and
September were far below the levels of a year
earlier.

Help from other regions next year
Imports by “Other” regions also is forecast to
increase to record levels led by the Mideast and
Africa.
Latin American Less Brazil Processed Phosphate Import Demand
0
1
2
3
4
95 96 97 98 99 00 01 02 03 04 05E 06F
MMT
Source: Fertecon and Mosaic
Other Processed Phosphate Import Demand
0
1
2
3
4
95 96 97 98 99 00 01 02 03 04 05E 06F
MMT
Source: Fertecon, IFA and Mosaic
Import demand in other Latin American markets is
projected to climb to record levels led by Argentina,
Mexico and several Central American countries.
Processed phosphate
includes DAP, MAP and TSP

16 Domestic Demand

Old Wives Tales and Misconceptions
Not True
U.S. Fertilizer Expenditures
5
6
7
8
9
10
11
12
13
14
80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05F
Billion $
Source: USDA
Farmers spend the same amount on fertilizer each year
U.S. Fertilizer Expenditures Per Acre
$25
$30
$35
$40
$45
$50
$55
$60
80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05F
$ Acre
Source: USDA

Old Wives Tales and Misconceptions
Prices received by farmers and farm income are low
Q3
Demand
Bil Bu
Surplus
$ Bu
P3
P2
P1
Q1
Q2
Supply
Loan Deficiency Payment
Loan Rate
Market Price
Prior to 1996, the loan rate established a
market price floor (P3).  At this level,
farmers produced Q3 and consumers
used Q1.  The government (CCC) bought
and stored the surplus (Q3-Q1) in order to
keep the market price at or near P3.
High loan rates resulted in record
government stocks during the mid 1980s
and stimulated production in other parts
of the world.

Old Wives Tales and Misconceptions
Prices received by farmers and farm income are low
Q3
Demand
Bil Bu
Surplus
$ Bu
P3
P2
P1
Q1
Q2
Supply
Loan Deficiency Payment
Loan Rate
Market Price
Commodity programs today still provide
farmers a price floor called the loan rate
(P3), but the government no longer buys
and stores grain in order to prop up
market  prices for competitors worldwide.
Instead, the government allows the
quantity produced (Q3) to go on the
market and lets the market price move to
the level required to clear the market (P1
in this case).  Then the government pays
farmers the difference between their
guaranteed minimum price called the
loan rate (P3) and the market price (P1).
This payment is called the loan deficiency
payment or LDP.
This provides farmers a price floor, gets
government out of the grain storage
business and avoids propping up prices
for competitors worldwide.  Current loan
rates are $1.95 bu for corn and $5.00 bu
for soybeans

Old Wives Tales and Misconceptions
Prices received by farmers and farm income are low
U.S. Net Cash Farm Income
0
10
20
30
40
50
60
70
80
90
80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05F
Bil $
Market Gov Payments
Source: USDA
USDA estimates that U.S. net
cash farm income surged to a
record $85.5 billion in 2004 as
a result of large crops and
relatively strong grain and
livestock prices.
Estimates for 2005 released in
August show net cash farm
income dropping only slightly
from last year.
Higher government payments
likely will make up most of the
drop in market receipts.
USDA likely will revise down
estimates for 2005 due to the
spike in energy prices and
weaker grain and oilseed
prices.

How inelastic is nutrient demand?
U.S. Nutrient Demand Elasticities for Corn
Short Run Long Run
Nitrogen -0.23 -0.48
Phosphorus -0.02 -0.30
Potassium -0.16 -0.27
Source:  Vroomen and Denbaly 1991.
Percentage Change in Price
Own Price Elasticity  =
Percentage Change in Quantity
There are no substitutes for nitrogen, phosphate and potash
A large price change does not impact the profit maximizing
application rate (maximum economic yield or MEY)
Nutrients still account for a relatively small percentage of total production costs and are a small percentage of total revenue

Moderate declines in P application rates on corn
U.S. Phosphate Application Rates
1988-92 Average = 100
80
85
90
95
100
105
110
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05E 06F
Source:  USDA and CBOT
Percent
1.80
2.10
2.40
2.70
3.00
3.30
3.60
$ BU
On Corn New Crop Corn Price (AMJ Average)
Corn Prices vs. Phosphate Application Rates on Corn
y = 5.3256x + 33.602
R
2
= 0.4571
43
44
45
46
47
48
49
50
51
52
53
2.00 2.20 2.40 2.60 2.80 3.00 3.20 3.40
New Crop Corn Prices - AMJ Average ($ Bu)
Data for the last 15 years show no
correlation between phosphate
application rates on corn and
phosphate prices.
Phosphate application rates on corn
are weakly correlated with corn
prices.
This model predicts that at current
new crop (2006) corn prices
phosphate application rates on corn
would total 46 lbs P
2
O
5
per planted
acre.  Our forecast uses 44 lbs due
to a spook factor.

Higher energy prices favor soybeans over corn
Estimated Variable Cost for an Iowa Farm
$0
$50
$100
$150
$200
$250
$300
2002 2003 2004 2005 2006
Source:  Iowa State University and Mosaic
$ Acre
Corn Soybeans
Estimated Revenue after Variable Cost for an Iowa Farm
$0
$50
$100
$150
$200
$250
$300
$350
2002 2003 2004 2005 2006
Source:  Iowa State University and Mosaic
$ Acre
Corn Soybeans

A modest switch from corn to soybeans is expected
U.S. Planted Acreage
56
58
60
62
64
66
68
70
72
74
76
78
80
82
84
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05E 06F
Mil Acres
Corn Soybeans All Wheat
Source: USDA and Mosaic

U.S. phosphate use is forecast to decline 5%
U.S. phosphate use in 2005/06
is forecast to decline about 5%
from the estimated level of last
year.
The forecast is based on a
modest shift from corn to
soybeans, a slight increase in
wheat acreage and moderate
declines in phosphate
application rates.
U.S. Phosphate Use
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05E 06F
Mil Tons P
2
O
5

U.S. Processed Phosphate Domestic Shipments
0
1
2
3
4
5
6
7
8
9
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06F
Fertilizer Year Ending June 30
Mil Tons
DAP MAP TSP
U.S. phosphate shipments are forecast to decline 5%
U.S. shipments of processed
phosphate in 2005/06 are
forecast to decline about 5%
from last year.
Projected shipments are near
the low end of the 15-year
range and follow a 3% drop
last year.
Anecdotal evidence indicates
that distribution pipeline
stocks on October 31 likely
were less than average.
Processed phosphate
includes DAP, MAP and TSP

U.S. DAP and MAP Domestic Shipments
0
200
400
600
800
1000
1200
1400
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
MIN MAX Range (1994/95-2003/04) 04/05 Actual 3-Yr Avg
Source: TFI and Mosaic
U.S. DAP and MAP Domestic Shipments
0
200
400
600
800
1000
1200
1400
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
MIN MAX Range (1995/96-2004/05) 05/06 Actual/Forecast 3-Yr Avg
Source: TFI and Mosaic
U.S. DAP/MAP shipments were down 14% in Q1
DAP and MAP domestic shipments were down 14% during the first quarter of the 2005/06 fertilizer year
(Jul-Sep).  September shipments were off sharply due to production losses and logistical complications following hurricane Katrina as well as heavy export commitments to India and Pakistan.
Shipments are projected to decline 11% during the first half of the fertilizer year due to demand uncertainties and strong exports.  Some U.S. farmers may postpone nutrient application this fall in order to see where energy and fertilizer prices may go this spring.
Given the expected decline in shipments this fall, movement during Jan- Jun 2006 is projected to increase about 2% from last year.

28 Supply

U.S. phosphate production will
decline significantly
U.S. DAP/MAP Production
3,000
3,100
3,200
3,300
3,400
3,500
3,600
3,700
3,800
3,900
4,000
JAS OND JFM AMJ
Source:  TFI and Mosaic
1000 MT
2004/05 2005/06 Actual 2005/06 Forecast
The U.S. industry ran at higher rates during the first
quarter of the fertilizer year (JAS) due to large export
commitments this year and greater hurricane losses
last year.
Phosphoric acid production during the JAS quarter
was up 7% and DAP/MAP production was up 6% or
200,000 tonnes from a year ago.
Phosphoric acid production during the OND quarter is
projected to drop 11% or more than 300,000 tonnes
P
2
O
5
and DAP/MAP production is projected to drop
15% or almost 600,000 tonnes from a year ago due to
hurricane-related losses and anticipated plant
closures in the United States.
Estimates of hurricane-related losses continue to
climb due to sulphur shortages.
U.S. DAP/MAP production in 2005/06 now is projected
to drop almost 5% or more than 750,000 tonnes from
last year.
U.S. Phosphoric Acid Production
2,200
2,300
2,400
2,500
2,600
2,700
2,800
JAS OND JFM AMJ
Source:  TFI and Mosaic
1000 MT P O
5
2004/05 2005/06 Actual 2005/06 Forecast
2

Large hurricane- related losses coupled with continued strong export shipments are expected to pull stocks below the low end of the 10-year range this fall.
Stocks are projected to climb during DJF due to a seasonal slowdown in offshore and domestic shipments as well as a recovery in U.S. production.  Stocks are not projected to balloon to the high levels of last year.
The combination of a seasonal up- tick in domestic shipments beginning in Q1 06, a return of key importers in
Q2 06, and lower production resulting from anticipated plant closures results in a pull-down of stocks in April and May 2006 to levels comparable to this year.
The drop in supply results in a draw-down in stocks
U.S. DAP and MAP Producer Total Stocks
200
400
600
800
1000
1200
1400
1600
1800
2000
2200
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
MIN MAX Range (1994/95-2003/04) 04/05 Actual 3-Yr Avg
Source: TFI and Mosaic
U.S. DAP and MAP Producer Total Stocks
200
400
600
800
1000
1200
1400
1600
1800
2000
2200
JUL AUG SEP OCT NOV DEC JAN FEB MA APR MAY JUN
MIN MAX Range (1995/96-2004/05) 05/06 Actual 3-Yr Avg
Source: TFI and Mosaic

DAP and MAP are not the whole story
The difference between total acid production and the estimated acid used for high analysis fertilizer production has increased from 2.2 million tonnes P
2
O
5
in 2000/01 to 3.0 million tonnes in 2004/05 (light green part of bar).
A growing portion of this acid is upgraded to purified products that are used in a variety of industrial and food applications.  Wet process technologies are replacing thermal acid production due to prohibitive energy costs.
In addition, producers are processing more acid into feed phosphate.  Growing concerns about the safety of feed ingredients made from animal by- products are boosting the demand for feed phosphate worldwide.
Phosphoric acid is the most
comprehensive measure of
phosphate production.
After bottoming at 78% of
capacity in 2000/01, the U.S.
phosphoric acid operating rate
has climbed steadily to the mid-
90% range today.
This trend is the result of both
permanent plant closures as well
as increases in acid production.
Acid output has increased to
make more high analysis fertilizer
such as DAP, MAP and TSP, but
more acid also is required to
meet the growing demand for
other uses.
U.S. Phosphoric Acid Production and Operating Rate
4
5
6
7
8
9
10
11
12
13
95 96 97 98 99 00 01 02 03 04 05 06F
Fertilizer Year Ending June 30
MMT P O
5
55%
60%
65%
70%
75%
80%
85%
90%
95%
100%
For DAP/MAP/TSP For Other Capacity Operating Rate
2

32 The Phosphate Outlook by Michael R. Rahm Vice President Market & Economic Analysis The Mosaic Company 2006 Fertilizer and Technology Outlook Conference Tampa, Florida November 3, 2005 Thank You!